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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  August 31, 2000
                                                   ---------------



                                N'TANDEM TRUST
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            (Exact name of registrant as specified in its charter)



   CALIFORNIA                           0-21470                33-610944499
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(State of other jurisdiction           (Commission          (IRS Employer
of incorporation)                      File Number)         Identification No.)


6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO                  80111
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     (Address of principal executive offices)                      (Zip Code)


                                (303) 741-3707
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             (Registrant's telephone number, including area code)
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Item 2:   Acquisition or Disposition of Assets
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          On August 31, 2000, N'Tandem Trust, a California business trust (the
"Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired, in two separate transactions, Hunter's Walk, a manufactured home community containing 265 homesites located in Montgomery, Alabama, from the Hunter's Walk Corporation, an Alabama corporation and Boulder Park, a manufactured home community containing 216 homesites located in Pharr, Texas, through a merger with Boulder Park LLC, a Texas limited liability company (collectively, the "Acquired Properties"). The terms of each Purchase Agreement was determined through arms-length negotiations between the respective seller and N'Tandem Properties, L.P.

          The purchase price for the Hunter's Walk community was $2,295,000 and was funded through the Trust's $20 million acquisition line of credit with US Bank N.A. (the "Credit Facility"). The Credit Facility bears interest at a rate equal to LIBOR plus 100 basis points and has a two-year term which expires in November 2001. In conjunction with the purchase, the name of the community was changed to Heritage Point.

          The purchase price for the Boulder Park community was $2,380,000 and was funded through the Credit Facility.

          In determining the purchase prices paid for the Acquired Properties, the Trust considered, among other things, the historical and expected cash flow from the Acquired Properties, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the Acquired Properties, the potential to increase cash flow of the Acquired Properties and other factors. The Trust also considered the capitalization rates of recently sold manufactured home communities in the same geographic areas as the Acquired Properties. No independent appraisals were preformed in connection with the acquisition of the Acquired Properties.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Financial Statements:

               As of the date of this report, it is impracticable for the Trust to file the required financial statements with respect to the Acquired Properties. Accordingly, such required financial statements will be filed as soon as they are available, but in no event later than 60 days after the date on which this report must be filed.

          (b)  Pro Forma Financial Information:

               As of the date of this report, it is impracticable for the Trust to file the required pro forma financial information with respect to the Acquired Properties. Accordingly, such required pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after the date on which this report must be filed.

          (c)  Exhibits:

               None

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             N'TANDEM TRUST



Dated:  September 12, 2000                   By: /s/Gary P. McDaniel
                                                 -------------------
                                                 Gary P. McDaniel
                                                 Trustee

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